Subsequent event	12 Months Ended
Dec. 31, 2020
Subsequent event
Subsequent event

24. Subsequent event

As mentioned in Note 11, in September 2019, the business of Databook was suspended for an investigation conducted against Databook and certain of its employees by competent authorities in relation to the compliance of information collection or use. The investigation of Databook initiated in 2019 has concluded in January 2021. Databook was imposed confiscation of gains of RMB30 million and also a fine of RMB30 million, total amount of RMB60 million was paid in January 2021, and certain employees of Databook have been charged with criminal liabilities, neither other entities of the Group nor directors or officers of the Company were involved. According to ASC 855, it’s a first type subsequent event that provides additional evidence about conditions that existed at the date of the balance sheet as of December 31, 2019. Thus, the Group reversed RMB30 million in revenues of big data and system-based risk management services, recorded RMB30 million as penalties, and accrued additional current income tax expenses of RMB10.0 million in 2019, which were reflected in the Form 20-F of 2019. As of December 31, 2020, totaling RMB151.6 million of restricted cash and wealth management products recognized as long-term assets as of December 31, 2019 were reclassified to current assets. The net assets of Databook included in the consolidated balance sheet of the Group (which are principally comprised of restricted cash and wealth management products, offset by accounts payable, tax payable, and accrued liabilities) was RMB18.8 million as of December 31, 2020.